EXHIBIT 10.1

AMENDMENT NO. 1

Amendment No. 1, dated as of March 27, 2003 (this “Amendment”), to the Master Loan and Security Agreement, dated as of December 1, 2002 (as previously amended, supplemented or otherwise modified, the “Existing Loan Agreement”, and as amended hereby, the “Loan Agreement”), by and between NC CAPITAL CORPORATION (the “Borrower”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrower and the Lender are parties to the Existing Loan Agreement, pursuant to which the Lender has agreed to make and to permit to remain outstanding certain extensions of credit to the Borrower on the terms and subject to the conditions of the Existing Loan Agreement.

The Borrower and the Lender have agreed, subject to the terms and conditions hereof, that the definition of “Total Indebtedness” set forth in the Existing Loan Agreement shall be amended in accordance with the terms this Amendment.

Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.    Amendment.  Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of “Total Indebtedness” in its entirety and substituting in lieu thereof the following definition:

“‘Total Indebtedness’ shall mean, for any period, the aggregate Indebtedness of the Guarantor during such period maintained in accordance with GAAP less the aggregate amount of any such Indebtedness that is reflected on the balance sheet of the Guarantor in respect of obligations incurred pursuant to a securitization transaction, solely to the extent such obligations are secured by the assets securitized thereby and are non-recourse to the Guarantor. In the event that any Indebtedness would be excluded from the calculation of Total Indebtedness but for the existence of recourse, the Guarantor shall be entitled nonetheless to exclude the amount of such Indebtedness that is not subject to recourse. The amount of any recourse shall be the stated or determinable amount thereof or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Guarantor in good faith.”

SECTION 2.    Conditions Precedent.  This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

2.1    Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)    Amendment.  This Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Lender;

(b)    Secretary’s Certificate of Borrower.  A certificate of the Secretary or Assistant Secretary of the Borrower, substantially in the form of Exhibit A hereto, dated as of the date hereof, and certifying (i) that since the Effective Date of the Loan Agreement there have been no changes to any of the organizational documents of the Borrower delivered pursuant to Section 5.1(b) of the Loan Agreement and (ii) as to the incumbency and specimen signature of each officer executing this Amendment; and

(c)    Other Documents.  Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2    No Default.  On the Amendment Effective Date, (i) the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

SECTION 3.    Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance in all material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms in all material respects the representations and warranties contained in Article 6 of the Loan Agreement.

SECTION 4.    Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date each reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note, (iv) the Custodial Agreement, and (v) the New Century Guaranty. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5.    Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

SECTION 6.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER NC CAPITAL CORPORATION

By	/s/ PATRICK FLANAGAN
Name: Patrick Flanagan Title: Chief Executive Officer

LENDER MORGAN STANLEY MORTGAGE CAPITAL INC.

By	/s/ ANDREW B. NEUBERGER
Name: Andrew B. Neuberger Title: Vice President